--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): March 4, 2005

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

           Delaware                Commission               33-0859354
(State of other jurisdiction of    File Number:          (I.R.S. Employer
 Incorporation or organization      000-26505            Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 7.01    REGULATION FD DISCLOSURE

     Community Bancorp Inc. ("Registrant") announced that Michael J. Perdue, President and CEO of Community Bancorp Inc., will be presenting at the Sandler O'Neill & Partners West Coast Financial Services Conference being held on March 10, 2005 at the Four Seasons Resort, Aviara, CA. The press release provides information for the public to access a Web simulcast and audio simulcast. The slide presentation filed with the SEC on February 16, 2005 will be utilized in the presentation.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number       Description
-------      -----------
99.1         Community Bancorp Inc. press release dated March 4, 2005
             (furnished pursuant to Regulation FD)



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2005

                                           Community Bancorp Inc.



                                           By: /s/ Michael J. Perdue
                                               ---------------------
                                           Michael J. Perdue
                                           President and Chief Executive Officer